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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                           SIRIUS SATELLITE RADIO INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     0-24710                  52-1700207
(State or other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)

1221 Avenue of the Americas, 36th Fl., New York, NY               10020
       (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (212) 584-5100

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Item 5. Other Events.

         On October 29, 2003, we reported our results for the quarter ended September 30, 2003. These results are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits.

         The Exhibit Index attached hereto is incorporated herein.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            SIRIUS SATELLITE RADIO INC.


                            By: /s/ Patrick L. Donnelly
                               -----------------------------------------
                                    Patrick L. Donnelly
                                    Executive Vice President, General Counsel
                                    and Secretary

Dated:  October 29, 2003

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                                  EXHIBIT INDEX

      Exhibit              Description of Exhibit
      -------              ----------------------

        99.1          Press Release dated October 29, 2003.

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